LOOMIS SAYLES VALUE FUND

Supplement dated September 12, 2014 to the Prospectus of the Loomis Sayles Value Fund (the “Fund”), dated February 1, 2014, as may be revised and supplemented from time to time.

Effective immediately, Adam Liebhoff will join the portfolio management team of the Fund. The information under the subsection “Portfolio Managers” in the section “Management” is revised to include the following:

Adam C. Liebhoff, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2014.

Effective immediately the information in the subsection “Meet the Funds’ Portfolio Managers” in the section “Management Team” is revised to include the following:

Adam C. Liebhoff – Adam Liebhoff has co-managed the Loomis Sayles Value Fund since 2014. Mr. Liebhoff, Vice President of Loomis Sayles, began his investment career in 1998, and rejoined the firm after serving as a First Vice President, financial analyst and portfolio manager - mid cap value at Anchor Capital, LLC from August 2014 to September 2014. From 2007 until July 2014, he served as an equity analyst and senior equity analyst for the large cap value team at Loomis Sayles. Mr. Liebhoff received a B.A. from Hobart College and an M.B.A. from Cornell University and has 14 years of investment experience.